UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 6, 2007

VIEWPOINT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

______________________________N/A______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

                       On December 6, 2007 Viewpoint Corporation (the “Company”) held its Annual Meeting of Stockholders at which the stockholders of the Company approved the change of the name of the Company from “Viewpoint Corporation” to “Enliven Marketing Technologies Corporation.” The Company expects to implement the name change by amending its Certificate of Incorporation effective January 1, 2008. In addition, at the Annual Meeting the Company’s stockholders elected Samuel H. Jones, Jr., Dennis R. Raney, James J. Spanfeller, Patrick Vogt and Harvey D. Weatherson to the Company’s board of directors for a term to continue until the next Annual Meeting or until a successor has been elected and qualified. Finally, at the Annual Meeting the Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the 2007 fiscal year.

SIGNATURES

                       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ Andrew J. Graf
Andrew J. Graf
Secretary, EVP and General Counsel

Dated: December 7, 2007